                     ACTION OF THE COMPENSATION COMMITTEE
                             OF SLH CORPORATION

                         Dated as of March 30, 1998

     The undersigned being all of the members of the Nominating and Compensation Committee (the "Committee") of SLH CORPORATION, a Kansas corporation (the "Company"), do hereby take the following action in the name of and on behalf of the Company:

     BE IT RESOLVED, that pursuant to Section 17 of the SLH CORPORATION 1997 STOCK INCENTIVE PLAN (the "Plan"), and subject to approval by the Stockholders of the Company of that certain AGREEMENT AND PLAN OF MERGER by and between SLH Corporation and Syntroleum Corporation, dated as of March 30, 1998 (the "Merger Agreement") (which agreement details the adjustments herein specified), at the Effective Time of the merger of Syntroleum Corporation into SLH Corporation (the "Merger") as defined in the Merger Agreement, all outstanding options issued under the Plan that are held by option holders who consent to the adjustments herein enumerated ("Optionees") will be adjusted such that as to each such option ("Option"):

          1. the Merger shall not be deemed to involve any of the events described in Section 9 of the Plan so that the Merger shall not trigger the immediate vesting of otherwise unvested options outstanding at the Effective Time; and

          2. all Optionees who cease to be employees of the Company and all Non-Employee Directors who cease to be Directors of the Company by virtue of the Merger Agreement, shall be entitled to exercise any such Options held by such Optionee at the Effective Time as follows:

              a. FOR AN OPTIONEE WHO DOES NOT CONTINUE AS A DIRECTOR of the Company following the Effective Time,

                    (1) IF HE DIES prior to the fifth anniversary of the Effective Time, then the Option may be exercised to the extent otherwise exercisable within one year following the date of death; and

                    (2) IF HE DOES NOT DIE prior to the fifth anniversary of the Effective Time, then the Option may be exercised at any time prior to the anniversary of the Effective Time but may not be exercised after the fifth anniversary of the Effective Time;

              b. FOR AN OPTIONEE WHO CONTINUES AS A DIRECTOR of the Company following the Effective Time,

                    (1) IF HE DIES prior to the fifth anniversary of the Effective Time or on a date 90 days after he ceases to be a director of the Company, which ever last occurs, then the Option may be

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                         exercised to the extent otherwise exercisable within
                         one year following the date of death; and

                    (2) IF HE DOES NOT DIE prior to the fifth anniversary of the Effective Time, then the Option may be exercised to the extent otherwise exercisable at any time prior to the later of (a) the fifth anniversary of the Effective Time or (b) 90 days following the date the Option holder ceases to be a director of the Company; provided, that in no event may the Option be exercised after March 3, 2007.

          3. The foregoing shall be deemed to adjust and otherwise supersede any conflicting provisions contained in the Plan or the Option Agreements covering the options, including the provisions of Section 3 of each Option Agreement.

     BE IT FURTHER RESOLVED, that consents to the foregoing adjustments may be in the form attached hereto and may be executed on behalf of the Company by any member of the Committee or by the President, Chairman or any Vice President of the Company.

     NOW, THEREFORE, the undersigned have executed this instrument as of this 30th day of March, 1998.


                                             /s/ David W. Kemper
                                             --------------------------
                                             David W. Kemper


                                             /s/ Lan Bentsen
                                             --------------------------
                                             Lan Bentsen


                                             /s/ Michael E. Herman
                                             --------------------------
                                             Michael E. Herman

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                         CONSENT TO ADJUSTMENT IN STOCK OPTION

     The undersigned holder of options granted under the SLH Corporation 1997 Stock Incentive Plan (the "Options"), as amended (the "Plan") hereby consents to the adjustments to be made in unexercised Options held by the undersigned that have been granted pursuant to the Plan and an Option Agreement dated March 3, 1998 as set forth in the ACTION OF THE COMPENSATION COMMITTEE OF SLH CORPORATION, dated as of March 30, 1998.


                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Date:
                                                  -----------------------------

     Agreed to and Accepted this ____ day of ________, 1998

                                             SLH Corporation

                                             By
                                               --------------------------------
                                               James R. Seward, President